UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2008

GREEN BANKSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee

0-14289

62-1222567

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

100 North Main Street
Greeneville, Tennessee	37743-4992
(Address of Principal Executive Offices)	(Zip Code)

(423) 639-5111

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On February 27, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of Green Bankshares, Inc., a Tennessee corporation (the “Company”) approved the award to the Company’s Executive Officers of restricted stock awards and stock appreciation rights to be settled in cash.   Below is the number of restricted stock awards and stock appreciation rights awarded to these individuals:

Name	Title	Restricted Stock Awards	Stock Appreciation Rights

James E. Adams	Executive Vice President and Chief Financial Officer	2,058	2,058
Steve L. Droke	Senior Vice President and Chief Credit Officer	1,654	1,654
William C. Adams	Senior Vice President and Chief Infromation Officer	1,558	1,558

                The restricted stock awards contain forfeiture restrictions that lapse 20% per year on the anniversary of the award.  The stock appreciation rights also vest 20% per year and have a grant price equal to $19.44 per share, the closing market price for the Company’s common stock on the Nasdaq Global Select Market on the date of grant and will be settled in cash.  The restricted stock awards, which were awarded pursuant to the Green Bankshares, Inc. 2004 Long-Term Incentive Plan (the “Plan”), vest upon the occurrence of a change in control, as defined in the Plan. Each recipient’s restricted stock award agreement contains provisions dealing with, among other things, the effect, on the award, of the termination of the grantee’s service as an employee of the Company whether by retirement, disability, death, or voluntary or involuntary termination; and the restricted stock award’s transferability.  The grantee will have the right to vote the restricted shares and to receive dividends paid by the Company on shares of Company common stock during the forfeiture period.

                The form of restricted stock award agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on January 23, 2008, and the stock appreciation rights agreement is filed herewith as Exhibit 10.1 and each incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)	Exhibits

10.1	Form of Stock Appreciation Right Agreement

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENE COUNTY BANCSHARES, INC.

By:	/s/ James E. Adams
Name:	James E. Adams
Title:	Executive Vice President, Chief Financial
Officer and Secretary

Date:       Febraury 29, 2008

EXHIBIT INDEX

10.1	Form of Stock Appreciation Agreement